                                                                   Exhibit 10.10


                           REVOLVING CREDIT AGREEMENT









                           Dated as of August 28, 1994


                                     between


                               PRICE/COSTCO, INC.


                                       and


                             PRICE ENTERPRISES, INC.

          This REVOLVING CREDIT AGREEMENT (this "Agreement") is made and entered into as of August 28, 1994, between Price Enterprises, Inc., a Delaware corporation ("Borrower"), and Price/Costco, Inc., a Delaware corporation ("Lender").

          WHEREAS, Lender and Borrower have entered into an Agreement of Transfer and Plan of Exchange, dated as of July 28, 1994 (the "Transfer and Exchange Agreement").

          WHEREAS, pursuant to the Transfer and Exchange Agreement, Lender and Borrower have agreed to enter into this Agreement at or prior to the Transfer Closing Date (as defined in the Transfer and Exchange Agreement).

          WHEREAS, the Transfer Closing Date is to occur concurrently with the execution hereof.

          WHEREAS, Borrower has requested Lender to make loans of up to a maximum of $85,000,000 to Borrower for the purpose of enabling Borrower to conduct its business and operations for a certain period of time.

          WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to make Loans to Borrower in the aggregate principal amount of up to $85,000,000.

          Accordingly, the parties hereto hereby agree as follows:


                                       I.
                                   DEFINITIONS

          Capitalized terms used but not defined herein shall have the meanings set forth in the Transfer and Exchange Agreement. In addition, for the purposes of this Agreement, the following terms shall have the following meanings:

          "BANK RATE" shall mean the rate determined by Lender from time to time as its cost of funds pursuant to its working capital credit facility, as adjust-ed to reflect (i) amortization of Lender's costs and fees associated therewith, including without limitation, lender commitment fees and all miscellaneous costs and


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

fees and (ii) any direct incremental costs and fees relating to such working capital credit facility incurred by Lender in connection with the making of any Loan.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks in the State of Washington are required or permitted to close.

          "COMMERCIAL PAPER RATE" shall mean, at any time, the rate per annum at which Lender is able to borrow pursuant to its commercial paper program (if the Lender is then able to borrow pursuant to such program), as adjusted to reflect
(i) amortization of the Lender's costs and fees associated therewith, including, without limitation, lender commitment fees and other costs associated with the backup line of credit and all miscellaneous costs and fees and (ii) any direct incremental costs relating to its commercial paper program incurred by Lender in connection with the making of any Loan.

          "CONSTRUCTION ADVANCES" shall mean all Assumed Construction Costs, with interest on such accruing on and after August 29, 1994.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.1 hereof.

          "EXCHANGE OFFER" shall have the meaning set forth in the Registration Statement.

          "FUNDING DATE" shall mean the date of funding of a Loan.

          "GAAP" shall mean United States generally accepted accounting prin-ciples as in effect on the date hereof, consistently applied (except for accounting changes in response to and in conformity with Financial Accounting Standards Board ("FASB") releases or other authoritative pronouncements).

          "INDEBTEDNESS" shall mean all obligations, contingent and otherwise, including without limitation all interest, costs, fees and charges payable in connection with such obligations, which in accordance with GAAP should be classified upon an obligor's balance sheet as liabilities, but in any event including liabilities secured by any mortgage, pledge, lien, security interest


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

or other encumbrance upon property owned or acquired by such obligor, obligations under leases required to be capitalized on the lessee's balance sheet under GAAP and all guarantees, endorsements and other contingent obligations in respect of the obligations of others whether or not such guarantees, endorsements or other contingent obligations are reflected on the balance sheet of the obligor.

          "LOANS" shall have the meaning set forth in Section 2.1 hereof.

          "NOTE" shall have the meaning set forth in Section 2.3 hereof.

          "NOTICE OF BORROWING" shall mean a notice substantially in the form of Exhibit A attached hereto with respect to a proposed borrowing.

          "REGISTRATION STATEMENT" shall mean the Registration Statement on Form S-4 (No. 33-55481) of Borrower filed with the Securities and Exchange Commission on September 15, 1994.

          "SUBSIDIARY" shall mean, with respect to any person, any corporation or other entity of which outstanding securities having ordinary voting power to elect a majority of the board of directors of such corporation or a majority of the voting equity interest of such other entity is owned directly or indirectly by such person.

          "SUBSIDIARY CORPORATIONS" shall mean, collectively, Mexico Clubs, Inc., Price Global Trading, Inc. and Price Quest, Inc., each a Delaware corporation.

          "TERMINATION DATE" shall mean six months following the earlier of (i) the Closing Date and (ii) the date on which the common stock of Borrower is dis-tributed to holders of the common stock of Lender.

          "TRANSFER AND EXCHANGE AGREEMENT" shall have the meaning set forth in the introductory clause hereto.

                                       II.
                                    THE LOANS

          Section 2.1 REVOLVING CREDIT LOANS. Lender agrees, upon the terms and subject to the conditions hereof, to make loans (together with all Construction Advances, the "Loans"), to Borrower from time to time, from the date hereof (or from June 1, 1994 in the case of Construction Advances) to the Termination Date, in an aggregate principal amount at any one time outstanding of up to $85,000,000, which amount shall be reduced from time to time in an amount equal to (i) the net proceeds from the sale of any of the Commercial Properties occurring on or after the date hereof and (ii) the principal amount that Borrower shall be entitled to borrow from any bank or other financial institution pursuant to any working capital facility or revolving line of credit established after the date hereof and prior to the Termination Date. Subject to the terms hereof, amounts borrowed by Borrower hereunder may be repaid and, through but excluding the Termination Date, reborrowed. Subject to Section 2.2 hereof, the Loans shall be made at such times as Borrower shall request. Borrower agrees that, subject to the terms and conditions of this Agreement, funds disbursed to Borrower pursuant to any Loan may be reloaned by Borrower to the Subsidiary Corporations; PROVIDED, HOWEVER, that the principal amount of such advances outstanding at any one time shall be limited to $15,000,000 in the aggregate and the principal amount of such advances outstanding at any one time in respect of any Subsidiary Corporation shall be limited to $5,000,000.

          Section 2.2 NOTICE OF BORROWING; DISBURSEMENT OF FUNDS. (a) Whenever Borrower desires Lender to make Loans hereunder, it shall deliver to Lender a Notice of Borrowing substantially in the form attached hereto as Exhibit A no later than 12:00 noon (Seattle, Washington time) at least three (3) Business Days in advance of the proposed Funding Date; PROVIDED, HOWEVER, that in the case of any requested Loan in a principal amount less than $5 million, such Notice of Borrowing need be delivered only one (1) Business Day in advance of the proposed Funding Date. Each Notice of Borrowing shall specify (i) the aggregate principal amount of the Loan to be made pursuant to such borrowing,
(ii) the proposed Funding Date (which shall be a Business Day) and (iii) the bank


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

account of Borrower into which the funds to be disbursed by Lender pursuant to such Loan shall be wire transferred or otherwise deposited.

               (b) Lender shall make the proceeds of such Loan available to Borrower on such Funding Date by causing an amount of same day funds equal to such aggregate principal amount specified in such Notice of Borrowing to be wire transferred or otherwise deposited into the bank account of Borrower specified in such Notice of Borrowing.

          Section 2.3 NOTE; INTEREST. (a) Concurrently with the execution hereof, Borrower shall execute and deliver to Lender a promissory note in the form of Exhibit B (the "Note").

               (b) The Note shall bear interest on the outstanding principal balance thereof as set forth in Section 2.4 hereof. Lender is hereby authorized by Borrower, but not obligated, to enter the amount of each Loan and the amount of each payment of principal or interest thereon in the appropriate spaces on the reverse of or on an attachment to the Note; PROVIDED, HOWEVER, that the failure of Lender to set forth such Loans, principal payments or other information shall not in any manner affect the obligations of Borrower to repay the Loans.

          Section 2.4 INTEREST ON NOTES. (a) Interest shall accrue on a daily basis on the unpaid principal under the Note at a rate per annum (computed on the basis of a fiscal year of 364 days), determined as of the last day of each four-week period (with the first such period commencing on August 29, 1994), or on the date that the remaining unpaid principal under the Note shall be repaid in full if such date occurs other than on the last day of any such four-week period, equal to: (i) the weighted average Commercial Paper Rate in effect during such four-week period (or such shorter period)on all borrowings under the Lender's commercial paper program, or (ii) if the Lender is not then able to borrow under its commercial paper program, or if such unpaid principal amount on the last day of such period exceeds the amount that may be borrowed by Lender pursuant to its commercial paper program, the Bank Rate. Interest for any given four-week period shall be added to the unpaid principal balance on

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the first day of the next succeeding four-week period and shall be deemed to be part of the unpaid principal balance until repaid.

               (b) Anything in this Agreement or the Note to the contrary notwithstanding, the interest rate on the Loans shall in no event be in excess of the maximum permitted by applicable law.

          Section 2.5 DEFAULT INTEREST. If Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, whether at stated maturity, by acceleration or otherwise, Borrower shall on demand from time to time, from the date of such default, pay interest, to the extent permitted by law, on all Loans and other overdue amounts outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at a rate per annum equal to the rate applicable to such Loan plus 200 basis points.

          Section 2.6 PAYMENTS. All payments made by Borrower hereunder will be made without setoff, counterclaim or other defense. All payments by Borrower hereunder and under the Note shall be made in U.S. Dollars by wire transfer of immediately available funds to Seattle-First National Bank (Account No. 1044700; ABA No. 125000024) for the account of Lender by 12:00 noon, Seattle, Washington time, on the date on which such payment shall be due. There shall be no penalty for prepayment of any Loan.


                                      III.
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

          Borrower hereby represents and warrants to Lender as follows:

          Section 3.1 CORPORATE ORGANIZATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation and in good standing in all jurisdictions where the property owned, leased or operated by it or the nature of its business so requires and where a failure to be so qualified or in good standing as a foreign corporation would have a material adverse effect on its business, assets or condition, financial or otherwise.

          Section 3.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Borrower has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Borrower. This Agreement has been duly and validly executed and delivered by Borrower and constitutes the valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms.

          Section 3.3 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by Borrower, nor the performance by Borrower of this Agreement, nor the consummation of the transactions contemplated hereby will (i) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of Borrower; (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Borrower.


                                       IV.
                              CONDITIONS OF LENDING

          Section 4.1 CONDITIONS PRECEDENT TO THE LOANS. The obligation of Lender to make each Loan is subject to the following conditions precedent:

               (a) NOTICE. Lender shall have received a Notice of Borrowing with respect to such Loan, as required by Article II hereof.

               (b) NO EVENT OF DEFAULT. On the date of each borrowing hereunder, no Event of Default shall have occurred and be continuing.

               (c) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. On the date of each borrowing hereunder, the representations and warranties of Borrower contained in Article III hereof shall be true and correct in all material respects as if made on and as of such date.

Each borrowing hereunder shall be deemed to be a representation and warranty by Borrower on the date of such borrowing as to the matters specified in paragraphs
(b) and (c) of this Section 4.1.


                                       V.
                              AFFIRMATIVE COVENANTS

          For so long as any amount shall remain outstanding under the Note, Borrower agrees that, unless Lender shall otherwise consent in writing, it will:

          Section 5.1 CORPORATE EXISTENCE; COMPLIANCE WITH STATUTES. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises, to the extent necessary for the operation of its business, and comply with all laws and regulations now or hereafter applicable to it where the failure to comply would have a material adverse effect on Borrower or Borrower's ability to perform its obligations hereunder.

          Section 5.2 MAINTENANCE OF PROPERTIES. Keep its properties which are material to its business in good repair, working order and condition and, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; PROVIDED, HOWEVER, that nothing herein shall preclude Borrower from disposing of real properties from time to time in the ordinary course of its business.

          Section 5.3 NOTICE OF MATERIAL EVENTS. Promptly give notice in writing to Lender of (a) the occurrence of an Event of Default or any event which, with the passage of time, would constitute an Event of Default; and (b) any material adverse change in the condition or operations of Borrower, financial or otherwise.

          Section 5.4 FINANCIAL STATEMENTS AND REPORTS. Furnish or cause to be furnished to Lender:


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               (a)  QUARTERLY REPORTS.  Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of Borrower as at the end of, and the related unaudited statement of income for, such quarter, together with a certificate signed by the principal financial officer of Borrower to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of senior management of Borrower, all adjustments necessary to present fairly the consolidated financial position of Borrower as at the end of such fiscal quarter and the results of its operations for the quarter then ended in conformity with GAAP, subject only to normal and recurring year-end and audit adjustments.

               (b) ANNUAL REPORTS. Within 90 days after the end of the each fiscal year, the audited consolidated balance sheet of Borrower as at the end of, and the related audited statement of income and statement of cash flows for, such fiscal year, accompanied by the report thereon of Borrower's independent public accountants, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower as at the dates indicated and the results of operations and changes in financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent public accountants shall concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

          Section 5.5 TAXES AND CHARGES. Duly file or caused to be filed all foreign, federal, state and local tax returns hereafter required to be filed and duly pay and discharge, or caused to be paid and discharged, before the same shall become in arrears, all taxes, assessments, levies and other governmental charges, imposed upon Borrower or its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as the claims for labor, materials, or supplies which if unpaid might by law become a lien or charge upon any of its properties or other assets (collectively, "Taxes"), except where the failure to file such tax returns or to pay and discharge such Taxes would


                                       10

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not have a material adverse effect on Borrower's business, assets or condition, financial or otherwise, or Borrower's ability to perform its obligations hereunder and under the Note; provided, however, that any such Taxes need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and Borrower shall have set aside on its books a reserve (the presentation of which is segregated to the extent required by generally accepted accounting principles) adequate with respect thereto; and provided, further, that Borrower shall pay, or cause to be paid, all such Taxes forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. Borrower shall promptly pay, or cause to be paid, when due, or in conformance with customary trade terms, all other Indebtedness incident to the operations of Borrower; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall currently be contested in good faith and Borrower shall have set aside on its books a reserve (the presentation of which is segregated to the extent required by generally accepted accounting principles) adequate with respect thereto.

          Section 5.6 INSURANCE. Maintain with financially sound and reputable insurers, insurance required by applicable law and insurance against hazards and risks and liability to persons and property consistent with past practice and to the extent and in the manner customary for companies in similar businesses.


                                       VI.
                               NEGATIVE COVENANTS

          For so long as any amount shall remain outstanding under the Note, Borrower agrees that, unless Lender shall otherwise consent in writing, it will not:


          Section 6.1 CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. In one transaction or series of transactions, wind up, liquidate or dissolve its affairs, or become a party to any merger, amalgamation or consolidation, or sell or otherwise dispose of all or substantially all of its assets.


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          Section 6.2  PARI PASSU.  Incur any Indebtedness which is superior to the Loans in priority of payment or security.


                                      VII.
                                EVENTS OF DEFAULT

          Section 7.1 EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall have occurred and be continuing for any reason whatsoever (and whether it shall be voluntary or involuntary or occur or be effected by operation of law or otherwise):

               (a) Borrower shall fail to pay when due any amount payable under this Agreement or the Note;

               (b) Default shall be made by Borrower in the due and timely observance or performance of any material covenant or agreement contained in this Agreement or the Note and such default, if capable of being remedied by the payment of money, is not remedied within ten (10) Business Days after notice thereof by Lender to Borrower, and if such default is not capable of being remedied by the payment of money, is not remedied within twenty (20) days after notice thereof by Lender to Borrower;

               (c) Any representation, warranty, certification or statement made by Borrower in this Agreement, the Note or in any certificate, financial statement or other document delivered pursuant to this Agreement or the Note shall prove to have been incorrect in any material respect when made or deemed made;

               (d) Borrower (i) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (ii) shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, (iii) shall make a general assignment for the benefit or creditors, or (iv) shall take any corporate action to autho-rize any of the foregoing; or

               (e) An involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against Borrower under the federal bankruptcy laws as now or in the future in effect;

and in every such event Lender may, by notice in writing to Borrower, declare the Note and the principal of and accrued interest on the Note and all other charges owing to Lender to be, and the same shall upon such notice forthwith become, due and payable.


                                      VIII.
                                  MISCELLANEOUS

          Section 8.1 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address as shall be specified by like notice):

               (i) if to Lender, at its offices at 10809 120th Avenue NE, Kirkland, Washington 98033, Attention: Donald E. Burdick, Esq., with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Los Angeles, California 90071, Attention: Joseph J. Giunta;

               (ii) if to Borrower, at its offices at 4649 Morena Boulevard, San Diego, California 92117, Attention: Daniel T. Carter, with a copy to Latham &

Watkins, 701 "B" Street, San Diego, California 92101, Attention: Scott N. Wolfe, Esq.

Notice of any change of either party's address shall be given by written notice in the manner set forth in this paragraph.

          Section 8.2 SUCCESSORS AND ASSIGNS. Whenever in this Agreement either of the parties is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and permitted assigns of the other party.

          Section 8.3 INDEMNITY. Borrower agrees to (a) defend, indemnify and hold harmless Lender to the fullest extent permitted by law from and against any and all claims, demands, losses, judgments and liabilities of whatsoever nature relating to the transactions contemplated by this Agreement and (b) pay to Lender an amount equal to the amount of any and all costs and expenses, including reasonable legal fees and disbursements, arising out of, resulting from or relating to the enforcement or exercise of any right or remedy granted to Lender hereunder or under the Note.

          Section 8.4 SURVIVAL. All covenants, agreements, representations and warranties made by Borrower under this Agreement or the Note or in any certifi-cate or other instrument delivered by it or on its behalf in connection with this Agreement shall survive the execution and delivery thereof and the making of the Loans hereunder and shall continue in full force and effect until the full and final payment and performance by Borrower of all of its obligations to Lender hereunder.

          Section 8.5 GOVERNING LAW. This Agreement and the Note and their construction, performance and enforcement shall be governed by the laws of the State of California applicable to agreements entered into and to be performed wholly therein without regard to conflicts of laws and principles thereof.

          Section 8.6 NO WAIVER. Neither any failure nor any delay on the part of Lender in exercising any


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right, power or privilege hereunder, or under the Note, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

          Section 8.7 EXTENSION OF MATURITY. Should any payment or prepayment of principal of or interest on the Note or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, during such extension interest shall be payable thereon at the rate herein specified.

          Section 8.8 MODIFICATION. No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          Section 8.9 SEVERABILITY. In the event that one or more of the provisions contained in this Agreement or the Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

          Section 8.10 NO ASSIGNMENT. Borrower shall not assign this Agreement or any of its rights hereunder without the prior written consent of Lender.

          Section 8.11 TITLES AND HEADINGS. The titles and headings of the various sections of this Agreement have been included solely for convenience and shall be given no effect in construing or interpreting this Agreement.

          Section 8.12 EXECUTION IN COUNTERPARTS. This Agreement may be ex-ecuted in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.



                                        PRICE/COSTCO, INC.


                                        By:  /s/ Donald E. Burdick
                                            -----------------------------------
                                             Name:  Donald E. Burdick
                                             Title:  Vice President




                                        PRICE ENTERPRISES, INC.


                                        By: /s/ Robert E. Price
                                            -----------------------------------
                                             Name:  Robert E. Price
                                             Title:  President

                                                                       Exhibit A


                               NOTICE OF BORROWING



Price/Costco, Inc.
10809 120th Avenue NE
Kirkland, Washington  98033

Attention:  Richard Galanti


                                        _______________, 19__


Ladies and Gentlemen:

          Pursuant to the Revolving Credit Agreement, dated as of August 28, 1994 (the "Advance Agreement"), between Price/Costco, Inc. and Price Enterprises, Inc. ("Borrower"), this represents Borrower's request to borrow $________ on ________, 19__. This Loan is to be wire transferred or otherwise deposited into Borrower's account at ______________ (account number __________).

          The undersigned officer and Borrower certify that (i) the representations and warranties contained in the Advance Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, (ii) no Event of Default has occurred and is continuing under the Advance Agreement or will result from the proposed Loan and (iii) Borrower has performed in all material respects all agreements and satisfied all conditions under the Advance Agreement provided to be performed by it on or before the date hereof.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Advance Agreement.

                                        Very truly yours,

                                        PRICE ENTERPRISES, INC.



                                        By:
                                            -----------------------------------
                                             Name:
                                             Title:


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

                                                                       Exhibit B

                                 PROMISSORY NOTE

$85,000,000                                            August 28, 1994

          FOR VALUE RECEIVED, the undersigned, Price Enterprises, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Price/Costco, Inc., a Delaware corporation ("Lender"), or its registered assigns, at 10809 120th Avenue NE, Kirkland, Washington 98033, or at such other place as the holder of this Promissory Note may designate from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of $85,000,000, or such lesser principal amount as may be from time to time outstanding, together with interest on the unpaid principal amount of this Promissory Note outstanding from time to time as specified in the Revolving Credit Agreement of even date herewith between Lender and Borrower, as the same may be amended, modified, supplemented, renewed or replaced from time to time (the "Advance Agreement").

          Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Advance Agreement.

          Lender may but shall not be obligated to set forth on the Schedule attached hereto the amounts and dates of all Loans made pursuant to the Advance Agreement and all amounts paid or repaid on this Promissory Note; PROVIDED, HOWEVER, that the failure of Lender to make any such notations shall not limit or otherwise affect Borrower's obligations hereunder or under the Advance Agreement.

          Any Loans made hereunder shall be conclusively presumed to have been made to, and at the request and for the benefit of, Borrower when deposited to the credit of an account of Borrower.

          The indebtedness evidenced by this Promissory Note shall be payable in full as provided in the Advance Agreement and in any event on the Termination Date.

          The Loans shall bear interest at the rate specified in the Advance Agreement, and shall be due and payable as provided in the Advance Agreement; PROVIDED that, in the event that Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due under the Advance Agreement or this Promissory Note, whether at stated maturity, by acceleration or otherwise, Borrower shall on demand from time to time, from the date of such default, pay interest, to the extent permitted by law, on all Loans and other overdue amounts outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at a rate per annum equal to the rate applicable to such Loan plus 200 basis points.

          Upon and after the occurrence of an Event of Default, this Promissory Note may, as provided in the Advance Agreement, and without demand, notice or legal process of any kind, be declared, and upon such declaration shall immediately become, due and payable.

          Except as provided in the Advance Agreement and not prohibited by applicable law, Borrower hereby waives demand, presentment, protest and notice of nonpayment and protest.

          This Promissory Note and its construction, performance and enforcement shall be governed by the laws of the State of California applicable to agreements entered into and performed wholly therein without regard to conflicts of laws and principles thereof.

                                        PRICE ENTERPRISES, INC.



                                        By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                                        SCHEDULE OF LOANS AND
                                                       REPAYMENT OF PRINCIPAL


- -----------------------------------------------------------------------------------------------
Date        Principal Amount     Interest    Total          Amount of    Date of      Notation
            of Loan              Rate        Principal      Repayment    Repayment    Made By
                                             Amount of
                                             Loans Out-
                                             standing
- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

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- -----------------------------------------------------------------------------------------------